UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2019

SUPERIOR ENERGY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34037	75-2379388
(State or other jurisdiction)	(Commission File Number)	(IRS Employer Identification No.)

1001 Louisiana Street, Suite 2900 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 654-2200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock	SPN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On September 26, 2019, Superior Energy Services, Inc. (the “Company”) received a letter from the New York Stock Exchange (the “NYSE”) confirming that the NYSE had suspended trading in the Company’s common stock effective immediately, and announcing its intention to commence proceedings to delist the Company’s common stock from the NYSE. The NYSE stated that the Company is no longer suitable for listing based on the Company’s “abnormally low” price levels, pursuant to Section 802.01D of the NYSE Listed Company Manual.

Effective September 27, 2019, the Company’s common stock commenced trading on the OTC Markets under the symbol “SPNV”. The Company is also taking the steps necessary to have its common stock quoted for trading in the OTCQX US Market, operated by OTC Markets, Inc., under the same trading symbol of “SPNV”. The Company’s common stock will continue to be registered under the Securities Exchange Act of 1934 and the Company will continue to file financial reports that will be available on the Securities and Exchange Commission’s website, www.sec.gov.

The Company intends to appeal NYSE’s decision to delist the Company’s common stock in accordance with the NYSE rules.

Item 7.01	Regulation FD Disclosure

On September 26, 2019, the Company issued a press release with respect to the NYSE’s suspension of trading and commencement of delisting procedures. The full text of the press release is furnished with this Report as Exhibit 99.1 to this Current Report on Form 8-K.

The information provided pursuant to this Item 7.01 is “furnished” and shall not be deemed to be “filed” with the Securities and Exchange Commission or incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filings.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated September 26, 2019 announcing suspension of trading and commencement of NYSE delisting procedures.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR ENERGY SERVICES, INC.

By:	/s/ William B. Masters
William B. Masters
Executive Vice President, General Counsel and Secretary

Dated: September 27, 2019